                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 25, 2000

                       National Lease Income Fund 6, L.P.
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

            00-15643                                13-3275922
    (Commission File Number)            (I.R.S. Employer Identification No.)

5 Cambridge Center, Cambridge, Massachusetts           02142
  (Address of Principal Executive Offices)          (Zip Code)

                                 (617) 234-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant

         As previously reported, effective July 28, 2000, the Registrant dismissed its prior Independent Auditors, Hays & Company. Effective October 25, 2000, the Registrant engaged Imowitz Koenig & Co., LLP. as its Independent Auditors. The Registrant did not consult Imowitz, Koenig & Co., LLP. regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K prior to October 25, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of October, 2000.


                               National Lease Income Fund 6 L.P.

                               By: ALI Equipment Management Corp.
                                   Managing General Partner

                                    By: /s/  Michael L. Ashner
                                            -----------------------------------
                                             Michael L. Ashner
                                             Chief Executive Officer

                                    By: /s/  Carolyn Tiffany
                                            -----------------------------------
                                             Carolyn Tiffany
                                             Treasurer